UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K /A

AMENDMENT NO. 1
TO
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 3, 2009

CLEAR-LITE HOLDINGS, INC.
(Exact Name of Registrant As Specified In Charter)

Nevada	000-52877	20-8257363
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employee Identification No.)

102 NE 2nd Street PMB 400 Boca Raton, Florida 33432
(Address of Principal Executive Offices)

(561) 544-6966
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Copies to:
Joseph M. Lucosky, Esq.
Anslow & Jaclin, LLP
195 Rt. 9 South, 2nd Floor
Manalapan, NJ, 07726
Tel No.: (732) 409-1212
Fax No.: (732) 577-1188

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No.1 on Form 8-K/A to the Clear-Lite Holdings, Inc. Form 8-K originally filed with the U.S. Securities and Exchange Commission (the "SEC")  on August 6, 2009 (the “Form 8-K”) adds additional disclosure obtained subsequent to the filing of the Form 8-K.

Item 4.01.   Changes in Registrant’s Certifying Accountant

(a)          Dismissal of independent registered public accounting firm

On August 3, 2009, the Board of Directors of Clear-Lite Holdings, Inc. (the “Company”) dismissed Moore & Associates, Chartered, Las Vegas Nevada (“Moore”) as the Company’s independent registered public accounting firm.

The reports of Moore on the Company’s financial statements as of and for the years ended July 31, 2008 and July 31, 2007, contained no adverse opinion or disclaimer of opinion nor was qualified or modified as to uncertainty, audit scope, or accounting principle.

During the recent fiscal years ending July 31, 2008 and July 31, 2007 and the subsequent period through August 3,  2009, there have been no (i) disagreements with Moore on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Moore’s satisfaction, would have caused Moore to make reference to the subject matter of the disagreement(s) in connection with its reports; or (ii) “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.

On August 27, 2009, the Company received a letter from SEC stating that the Public Company Accounting Oversight Board (the “PCAOB”) revoked the registration of Moore, because of violations of PCAOB rules and auditing standards in auditing the financial statements, PCAOB rules and quality control standards, and Section 10(b) of the Securities Exchange Act of 1934, as amended, and Rule 10b-5 thereunder, and noncooperation with a PCAOB investigation. The SEC’s letter also stated that as Moore is no longer registered with the PCAOB and that the Company may no longer include Moore’s audit reports or consents in filings with the SEC.

The Company has provided Moore with a copy of the above disclosures and requested that Moore furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statement. A copy of Moore’s letter, dated August 3, 2009 is filed as Exhibit 16.1 to this Current Report on Form 8-K.

The Company has requested that Moore furnish it with an Exhibit 16 letter addressed to the Commission stating whether or not it agrees with the above statements. The Company was unable to obtain an amended Exhibit 16 letter from Moore.

(b)	New independent registered public accounting firm

On August 3, 2009, the Board of Directors of the Company engaged Berman & Company, P.A. Certified Public Accountants, Boca Raton Florida (“Berman”), as the Company’s new independent registered public accounting firm.

During the recent fiscal years ending July 31, 2008 and July 31, 2007, and the subsequent interim period prior to the engagement of Berman, the Company has not consulted Berman regarding (i) the application of accounting principles to any specified transaction, either completed or proposed, (ii) the type of audit opinion that might be rendered on the Company’s financial statements, or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(v)) or a reportable event (as defined in Item 304(a)(1)(v)).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

16.1   Letter of Moore & Associates, Chartered, originally included as an Exhibit on Form 8-K filed August 3, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized

CLEAR-LITE HOLDINGS, INC.

Date: September 3 , 2009	By:	/s/ Thomas J. Irvine
Thomas J. Irvine
Chief Executive Officer